GenMark Diagnostics Multiplex tests. Personalized results. Exhibit 99.1 Management Presentation

Forward-Looking Statements
This presentation contains forward-looking statements about GenMark Diagnostics, Inc. These statements involve known and unknown risks that relate to the Company’s future events or future financial performance and the actual results could differ materially from those discussed in this presentation. Factors that may cause the Company's actual results to differ materially from those discussed in the presentation, include:
•
failure to obtain sufficient funding for the continued development and commercialization of the Company's products;
•
failure to expand the Company's menu of diagnostic tests, including the failure to obtain licenses to additional biomarkers on commercially reasonable terms;
•
increases in the Company's projected expenditures on sales and marketing, research and development and administrative activities;
•
less than anticipated growth in the market for diagnostic testing generally and for the tests the Company is developing or may develop in the future;
•
failure of the Company's products to gain market acceptance domestically or internationally;
•
inability to obtain regulatory clearance or approval for any of the Company's products;
•
changes in the regulatory environment which may adversely impact the commercialization of the Company's new products and result in significant additional capital expenditures;
• failure to enter into or maintain successful strategic alliances, which may delay the development or commercialization of the Company's products or may result in significant additional expenditures;
•
inability to attract or retain skilled personnel for the Company's product development and commercialization efforts;
•
inability to protect the Company's intellectual property and operate the Company's business without infringing upon the intellectual rights of others, which could result in litigation and significant expenditures;
•
refusal of third-party payors to reimburse the Company's customers for use of diagnostic systems and tests; and
•
failure to develop the Company's NexGen System with the capabilities the Company intends to offer.
Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of GenMark's Form 10-K and other filings with the United States Securities and Exchange Commission.  The forward-looking statements contained in this presentation represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations.

GenMark’s Solution Standardized, Random Access, Scalable 3 Amplified patient sample Add proprietary label Load mixture Patient results Insert cartridge

XT8 System
+ near term test menu

NexGen system
+ expanded menu

RVP

Growth Drivers
•
Clinical need
•
Decentralization
•
Reimbursement
Highest Growth
•
PGx ~30%
•
Oncology ~17%
•
ID ~14%

Source: Decisive Bio-Insights 2012, LEK 2009, Management estimates
Multiplex MDx Opportunity
Current Global MDx market approximately $4.5B growing 15%
GenMark Addressable Market
$900M
Global Market
$2.3B+
Global Market
growing 20%

Clinical Importance of Multiplex Testing
Improving diagnosis of complex medical problems
Viral diversity impacts therapy regimens
Hepatitis C virus genotyping

Multiple pathogens present similar symptoms
Respiratory virus panel

Capture
Probe
Target
DNA
Signal
Probe
5'
3'
5'
SELF-ASSEMBLED MONOLAYER
GOLD ELECTRODE

Core Technology
Electronic DNA detection
Differentiating specificity & sensitivity
$120M invested, 100+ U.S. patents
Competitive Advantages
True multiplexing
Supports decentralization
Provides cost advantages
GenMark’s Technology

Testing Standardization
•
Single detection system for broad menu
•
Uniform assay procedures
Laboratory Efficiency
•
Random & continuous access
•
No calibration or routine maintenance
Accuracy & Performance
•
100% accuracy & reproducibility
•
30 minute processing
Customer Value Proposition
Sources: Package Inserts, LEK Market Research, Scientific Conference Posters.

8 Target Customers Management estimates subject to change. ~1,000 labs Limited MDx menu 500 full service MDx labs 35,000+ POLs ~5,000 labs No MDx menu XT-8 System ~1000 Post-PCR Labs

Development
Design
Clinical trials /
RUO product
FDA cleared
IVD product
Thrombophilia
Risk Test
Warfarin
Cystic
Fibrosis
Respiratory
Viral Panel
Plavix
(2C19)
HCV
Genotyping

Menu & Pipeline
Pending FDA 510(k) clearance
HCVg
Direct
KRAS
Infectious Disease
Pharmacogenetics
Inherited Disease
Oncology

GenMark Dx
Luminex
illumina
QIAGEN
Idaho Technology Inc.
AutoGenomics
Abbott
A Promise for Life
Nanosphere
HOLOGIC
The Women's Health Company
Roche
GEN-PROBE
Cepheid.
BD

Low-plex
Multiplex
Centralized Decentralized

Fragmented Competition
Increasing Emphasis on Multiplex IVD MDx
Companies listed are representative.
Positioning reflects management’s current opinion and is subject to change.

NexGen System
The all-digital, sample-to-answer system
• Fully integrated
Extraction to result
• “Electrowetting” fluidics
No channels, valves or pumps
• Rapid configuration
Software vs hardware
• Low cost
High profit margins
Management estimates subject to change.

NexGen System (cont’d)
The all-digital, sample-to-answer system
•
Core detection technology designed to
ensure accuracy & quality of results
•
Fully-integrated cartridge delivers
superior ease of use
•
Provides flexibility with menu and
sample types
Decentralization today
POC testing tomorrow
Management estimates subject to change.

NexGen Test Menu Opportunities
Addressing a significant unmet need

• >$1B global market with
established test volumes
• Tests include MRSA, C.
Diff, CT/NG
• Limited platform and menu
options today for
decentralized market
• >$1B emerging global
market
• Tests include RVP, GI,
HCVg, Pneumonia, Blood
Culture ID
• No sample-to-answer
system with appropriate
testing capacity and
menu
Low-plex Tests
(<5 targets)
Multiplex Tests
(10+ targets)
Market
Opportunity
Customer
Issue

RVP
Level of Multiplex
High (20+)
Low (<5)

GenMark Dx

XT-8
NexGen
Menu Opportunities
Technology enabled consolidation of testing
Infectious Disease
Pharmacogenetics
Inherited Disease
Oncology
Management estimates subject to change.
Gastrointestinal Infections (Bacterial, Viral…)
Oncology (KRAS, EGFR…)
Blood Culture ID
PGx (Warfarin, 2C19…)
HAI (MRSA, C Diff, VRE…)
STI (CT/NG, Vaginosis)
Viral Genotyping (HCV…)
Inherited Disease (CF, TRT…)
Respiratory Tract Infections (RVP, CAP, TB…)

~1,000 labs
Limited MDx menu
500 full service
MDx labs
35,000+
POLs
~5,000 labs
No MDx menu

Target Customers
NexGen dramatically expands customer base
Management estimates subject to change.
NexGen System
Sample-to-Answer
5,000+ labs

Attractive Business Model
Razor/Razor Blade
“Razor”
“Razor Blades”
FDA Approved Tests
CF
TRT
Warfarin
RUO/Clinical Trial Tests
Plavix (2C19)
RVP
Tests In Development
HCVg
KRAS
Increased test utilization
will be key revenue driver
HCVg Direct
Infectious Disease
Pharmacogenetics
Inherited Disease
Oncology
Grow installed base
Expand test menu
Increase test volume &
revenue per system

250
200
150
100
50
0
37
46
58
68
82
102
119
141
167
189
2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Existing Analyzer Installed Base
Net New Analyzer Placements

GenMark Dx

17 Growing Installed Base

$31,000
$42,000
$51,000
37
82
167
>267
2009
2010
2011
2012E
Installed Base
Year End System Annuity

18 Executing on Business Model Delivering value to customers & shareholders Management estimates subject to change.

Key Milestones
Strong execution history
Management estimates subject to change.
2010 2011
•
Nasdaq IPO
•
Established direct sales force
•
Launched TRT as IVD
•
Launched RVP as RUO
•
Launched 2C19 as RUO
•
Initiated RVP clinical studies
•
Relocated to Carlsbad
•
Submitted RVP to FDA
•
Launched HCVg as RUO
•
Completed secondary raise
•
Expanded sales force to 15+
•
Initiated NexGen development

Key Milestones
2012 priorities
Management estimates subject to change.
Product Development Commercialization
•
Launch RVP IVD
•
Launch HCVg Direct RUO
•
Initiate 2C19 clinical trial
•
Expand test menu
•
NexGen development
•
Place 100+ analyzers
•
Drive annuity per analyzer
•
Expand sales force
•
Initiate international activity
•
“Show” NexGen at AMP